CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (39,407)	$ (29,987)	$ (4,819)
Other comprehensive loss, net of tax:
Foreign currency translation adjustments, net of tax of nil	(178)	(12)	(89)
Total comprehensive loss	$ (39,585)	$ (29,999)	$ (4,908)